                                          Exhibit 10.6




                          THE CORPORATE OFFICE CENTRE
                                 AT TYSONS II

                           OFFICE LEASE AGREEMENT

                               by and between


                  TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP


                                    and


                         CONDOR TECHNOLOGY GROUP, INC.







                              TABLE OF CONTENTS


               1.  Definitions, Terms and Conditions
               2.  Rent; Operating Expenses
               3.  Services and Utilities
               4.  Maintenance and Repairs
               5.  Use of Premises
               6.  Insurance
               7.  Fire and Casualty
               8.  Condemnation
               9.  Assignment and Subletting
               10. Default
               11. Bankruptcy
               12. Tenant's Obligations
               13. Security Deposit
               14. Subordination; Attornment
               15. Quiet Enjoyment
               16. Right of Access
               17. Limit on Liability
               18. Certificates
               19. Surrender
               20. Holdover
               21. Commissions
               22. General Provisions

                         THE CORPORATE OFFICE CENTRE AT
                                 TYSONS II

                            OFFICE LEASE AGREEMENT

    This OFFICE LEASE AGREEMENT (hereinafter, this "Lease") dated as of the 1st day of August, 1997, is by and between TYSONS II DEVELOPMENT CO.
LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter,
"Landlord"), and CONDOR TECHNOLOGY GROUP, INC., a Delaware corporation (hereinafter, "Tenant").

    WITNESS, subject to the terms of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Leased Premises (as defined below), for the Term (as defined below).

    1.   Definitions, Terms, and Conditions.

         (a) Special Definitions, Terms, and Conditions. Throughout this Lease, the following words and phrases shall have the meanings indicated and obligate the parties as stated:

                    (1) Advance Deposit. $20,968.88. Such Advance Deposit shall be paid by Tenant to Landlord upon Tenant's execution hereof and held by Landlord as temporary security for the performance of Tenant's obligations
hereunder.   Such Advance Deposit shall be applied by Landlord toward Basic
Rent as due under this Lease.

                     (2)  (A)  Basic Rent.  $251,626.50 per annum ($28.50 per
square foot) during the first (1st) year of the Initial Term, as defined below in Section 1(a)(3). On each anniversary of the Lease Commencement Date thereafter during the Initial Term, the Basic Rent shall be an amount equal to the Basic Rent in effect during the immediately preceding year increased by three percent (3%), as follows:

          Year 1   $28.50 per square foot      $251,626.50   per year
          Year 2   $29.36 per square foot      $259,219.44   per year
          Year 3   $30.24 per square foot      $266,988.96   per year
          Year 4   $31.14 per square foot      $274,935.06   per year
          Year 5   $32.08 per square foot      $283,234.32   per year
          Year 6   $33.04 per square foot      $291,710.16   per year
          Year 7   $34.03 per square foot      $300,450.87   per year
          Year 8   $35.05 per square foot      $309,456.45   per year
          Year 9   $36.10 per square foot      $318,726.90   per year
          Year 10  $37.19 per square foot      $328,350.51   per year

    (B) Parking Rent. $50.00 per month, per permit for the first (1st) year of the Initial Term, for each of 3.3 permits per 1,000 rentable square feet of the Leased Premises which number of permits Tenant hereby commits to for the entire Initial Term
[plus, up to an additional .7 permits per 1,000 rentable square feet of the Leased Premises can be made available to Tenant at the then escalated Parking Rent rate]. On each anniversary of the Lease Commencement Date thereafter during the Initial Term, the per permit Parking Rent rate shall be an amount equal to the Parking Rent rate in effect during the immediately preceding year increased by three percent (3%). Two (2) spaces in the Building garage shall be marked as reserved for Tenant's sole use, in a location designated by Landlord. Signage for such reserved spaces shall be Tenant's sole cost, reimbursable to Landlord prior to installation. If and as additional office space in the Building is leased by Tenant, additional parking at the ratio of
3.3 permits per 1,000 rentable square feet leased shall be made available and shall be committed to by Tenant, at the rates in effect hereunder.

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    (3)  Initial Term.  The period commencing on the Lease Commencement Date and ending ten (10) years thereafter.

         (B) Renewal Term. In addition to the foregoing, provided Tenant is not in default of this Lease and provided Tenant notifies Landlord in writing at least twelve (12) months prior to the expiration of the Initial Term, Tenant shall have the right to renew this Lease for a period of five (5) additional years on the same terms and conditions of this Lease, except that the Basic Rent during such Renewal Term shall be equivalent to ninety-five percent (95%) of the then fair market rental rate for comparable space in comparable buildings within Tysons Corner, Virginia which are comparable to the Building, as determined below.

    For purposes of this provision, the term "fair market rental rate" shall mean the fair market rental rate per square foot of rentable area, on a full-service basis, taking into account that there shall be no renewal concessions such as design fees, tenant improvement allowances, moving allowances and rent abatement, such that the fair market rental rate shall be reduced by the economic equivalent of such concessions; however, notwithstanding the foregoing, even after accounting for the absence of concessions as aforesaid, it is understood and agreed that under no event shall the rate of Basic Rent during the Renewal Term be less than the rate of Basic Rent then scheduled to take effect under Section 1(a)(2) above including the scheduled Basic Rent increase of three percent (3%) per year during such Renewal Term.

    Upon receipt of Tenant's notice to renew, within thirty (30) days thereafter, Landlord shall make a determination of the "market" Basic Rent and Landlord shall send written notice to Tenant thereof and shall advise Tenant of any adjustment to the Basic Rent based on Landlord's determination of ninety five percent (95%) of "fair market rental" and the basis therefor. In the event Tenant disagrees with Landlord's determination of "market", Tenant may, but only within thirty (30) days after receipt of Landlord's notice, require by written notice to Landlord that the determination of the fair "market" rental be made by brokers. In such event, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in the city or submarket in which the Leased Premises are located (in this case, Tysons Corner, Virginia). The two (2) brokers shall give their opinion of the fair market rental within thirty (30) days of their retention. In the event the opinions of the two (2) brokers differ and, after good faith efforts over the succeeding twenty (20) day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. Such third (3rd) broker, within twenty (20) days of his/her appointment, shall make a determination of the fair market rental rate and, of the three (3) determinations, average the two (2) closest determinations, and such average as determined by this third (3rd) broker shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for its real estate broker. The parties shall equally share the costs of any third broker. The parties shall immediately confirm the "market" Basic Rent so determined, in writing.

    (4) (A) Leased Premises. The space located on the sixth (6th) floor of the Building (a separate suite number for each entryway into the sixth
(6th) floor premises shall be designated by Landlord), as outlined on the floor plan attached hereto as Exhibit A (exclusive of any Building mechanical, electrical, telephone or similar rooms, janitor closets, elevator, pipe and other vertical shafts, ducts and stairwells); the agreed upon rentable square footage of the Leased Premises, including core space, utilizing the WDCAR method of measurement, shall be 8,829 rentable square feet.

    (5) (A) Lease Commencement Date. The earlier of substantial completion of the entire Leased Premises or the date which is sixty (60) days after the date Landlord has given access to the entire Leased Premises to Tenant. Access shall be deemed given hereunder whenever any portion of the Leased Premises is vacated and unoccupied (other than by Tenant).

    (B) Rent Commencement Date. Portions of the Leased Premises may become available at different times, therefore, the parties intend for rent obligations to commence hereunder as any portion or portions of Leased Premises deliver. Accordingly, as used herein, the term "Rent Commencement Date" shall refer to the date which is sixty (60) days after the date Landlord has given access to any portion or portions of the Leased Premises to Tenant (including access retroactively prior to full execution of this Lease in the event Tenant occupies any portion of the Leased Premises pursuant to a license granted by Landlord). Landlord shall determine the area of any occupied or accessible space in good faith. Notwithstanding the fact that a Rent Commencement Date may occur prior to the commencement of the Initial Term, any such occupancy of any portion or portions of the Leased Premises prior to the Lease Commencement Date shall be subject to all applicable terms and conditions of this Lease, including but not limited to the liability, insurance and indemnification, and default provisions hereof, the same shall apply to Tenant's occupancy of any portion or portions of the Leased Premises, and prorata Basic Rent and Parking Rent shall be payable as provided in Sections 1(a)(2) above from and after any Rent Commencement Date.

    (6) Proportionate Share. The percentage that the rentable square footage of the Leased Premises bears to the total square footage of all rentable office space in the Building (363,674 rentable square feet), except as provided in Section 1(b)(9) hereof.

    (7) Operating Expense Increases. Tenant agrees to pay its Proportionate Share of Operating Expenses (as defined below) in excess of 1998 actual Operating Expenses, adjusted to reflect ninety-five percent (95%) occupancy, payable as more fully provided in Section 2.

    (8) (A) Security Deposit. $20,968.88 (an amount equal to one (1) month's Basic Rent for the Leased Premises) in cash, due upon Tenant's execution hereof, to be held by Landlord subject to Section 13 hereof.


         (B) Additional Security. Also upon its execution hereof, Tenant shall also be required to post a surety bond in the amount of $251,626.50 (an amount equal to one (1) year's Basic Rent for the Leased Premises), to be held as an additional Security Deposit pursuant to the terms of Section 13 of the Lease. Such additional Security Deposit shall in the form of a Lease Bond such as the one shown in attached Exhibit D, and issued by Reliance Insurance Company (or a comparable surety approved by Landlord) for the benefit of Landlord. Such Lease Bond shall be for periods of one (1) year and, subject to the provisions below allowing for the release of such Lease Bond, Tenant shall be responsible for renewing such Lease Bond on an annual basis and maintaining such Lease Bond for the benefit of Landlord throughout the Term. In addition to Landlord's rights under said Section 13, in the event of an Event of Default, Landlord may claim and collect the amount in default from such Lease Bond. Tenant's failure to timely replace any expiring Lease Bond shall not be an Event of Default. However, upon Tenant's failure to replace any expiring or unrenewed Lease Bond, the amount of such Lease Bond not so replaced or renewed shall be added to the amount up to which the guarantor under the attached Lease Guaranty is to be liable for, at least until such required Lease Bond is replaced or renewed, as more specifically set forth
under such attached Lease Guaranty.   The parties acknowledge that any such
Lease Bond is designed to function as if it were a cash security deposit. It is specifically agreed that Tenant will not seek injunctive or any other relief preventing Landlord from drawing on the Lease Bond, but, rather, if Tenant believes Landlord has improperly drawn on the Lease Bond, it will pursue an action in damages or other remedies. It is specifically agreed that Tenant has an adequate remedy at law and that injunctive or other relief preventing Landlord from drawing on the Lease Bond is unnecessary. Notwithstanding the foregoing, such additional Security Deposit shall be returned to Tenant and no longer required by Landlord if, anytime after October 1, 1997, Tenant provides Landlord with audited financial statements, prepared by certified public accountants, confirming that the tangible net worth of Tenant exceeds $50 million. In the event of such certification, Tenant may request in writing and Landlord shall return the aforesaid Lease Bond to Tenant within five (5) business days of such request and at the same time verify in writing that such Lease Bond is no longer required.

     (9)  Tenant's Notice Address. Before the Lease Commencement
Date, to:

          Condor Technology Group, Inc.
          1921 Gallows Road, Suite 730
          Vienna, Virginia  22182
          Attn:  Mr. James J. Martell, President

          and, after the Lease Commencement Date to:

          Condor Technology Group, Inc.
          1650 Tysons Boulevard, Suite 600
          McLean, Virginia  22102
          Attn:  Mr. James J. Martell, President

    (10) Leasing Brokers.  Diamond Property Company and Julien J. Studley,
Inc.

    (b) General Definitions, Terms, and Conditions. As used in this Lease, the following words and phrases shall have the meanings indicated and obligate the parties as stated:

         (1) Additional Charges. All amounts payable by Tenant to Landlord under this Lease other than the Basic Rent. All Additional Charges shall be deemed to be additional rent and all remedies applicable to non-payment of Basic Rent shall be applicable thereto. Basic Rent and Additional Charges may be referred to in combination as "Rent."

          (2) Building. The existing office building located at 1650 Tysons Boulevard, McLean, Virginia 22102, including the underlying lot, the Common Areas (as defined below), along with portions of the adjacent parking structure allocated to the Building by Landlord, except that Landlord reserves and Tenant shall have no right in and to (i) the ownership and use of the exterior faces of all perimeter walls of the Building, (ii) the ownership and use of the roof of the Building, or (iii) the ownership and use of the air space above the Building.

           (3) Common Areas. All areas and facilities of the Building for the common use and/or benefit of tenants of the Building as allocated by Landlord, including the exterior of the Building and areas and facilities shared with buildings adjacent to the Building. Except as provided herein, throughout the Term, Tenant, its agents, employees and business invitees shall have the non-exclusive right, in common with others, to use the public lobbies, elevators, corridors, stairways, toilet rooms or other Common Areas of the Building. Landlord shall have the right at any time, without Tenant's consent, to change the arrangement or location of entrances, passageways, doors, doorways, corridors, stairs, toilet rooms or other Common Areas of the Building, provided Tenant's use of and access to the Leased Premises is not materially adversely affected, or to change the name, number or designation by which the Building is known. Landlord reserves unto itself the full and complete ownership of all tangible personal property installed by Landlord in the Building. To the best of its knowledge, Landlord has complied with all achievable "ADA" requirements in the Common Areas.

            (4) Event of Default. Any of the events set forth in Section 10 hereof, or any default at law, inclusive of any "cure" periods allowed hereunder or at law, the same sometimes herein being referred to as a "default" by Tenant.

            (5)  Landlord's Building Standard Work.  N/A.

            (6)  Landlord's Notice Address.

            Tysons II Development Co. Limited Partnership
            c/o Lerner Corporation
            11501 Huff Court
            North Bethesda, Maryland 20895-1094
            Attention:  General Counsel.
            All rental payments shall be forwarded to:

            Tysons II Development Co. Limited Partnership
            c/o Lerner Corporation
            11501 Huff Court
            North Bethesda, Maryland  20895-1094
            Attention:  Accounts Receivable.

    (7) Lease Year. The period commencing on the Lease Commencement Date and ending on the last day of the calendar year in which said Lease Commencement Date occurs shall constitute the first "Lease Year" as such term is used herein. Each successive full calendar year during the Term thereafter shall constitute a "Lease Year" and any portion of the Term remaining after the last full calendar year shall constitute the last "Lease Year" for the purposes of this Lease.

                   (8)  Mortgage.  Any mortgage or
deed of trust which affects any interest in the Building or Landlord, and the word "mortgagee" shall mean the holder of any such mortgage or the beneficiary of any such deed of trust.

                   (9) Operating Expenses. All costs and expenses paid, incurred or accrued each Lease Year by Landlord in connection with the management, operation, servicing and maintenance of the Building including, but not limited to, any costs incurred in keeping the Building in compliance with code; repairs, maintenance, additions, replacements and improvements to the Building (excluding capital improvements unless amortized over their useful life); building, janitorial and cleaning supplies; uniforms and dry cleaning services; window cleaning services; service contracts for the maintenance and operation of elevators, boilers, HVAC, mechanical equipment and exercise equipment; employees' wages, salaries and fringe benefits;
payroll taxes; business and franchise taxes; Real Estate Taxes; electricity, gas, oil and other fuels and utility charges; sewer and water charges;
premiums for fire and casualty, liability, workmen's compensation and other insurance; telephone and facsimile services and other communications costs; common transportation services; any property owners association dues; any parking management fee; administrative costs and overhead expenses; miscellaneous management-related expenses; and management fees
[which, notwithstanding anything herein to the contrary, may equal but shall not exceed four percent (4%) of base rentals]. For purposes of determining
Tenant's share of Operating Expenses which are not fixed and which vary depending upon Building occupancy levels, such as char services, electricity, and management fees based upon rental, the Proportionate Share of such expenses shall be adjusted utilizing as the numerator the square footage of the Leased Premises and as the denominator the square footage of office tenants in occupancy of the Building each Lease Year. For purposes of determining Tenant's share of Operating Expenses which in certain instances have been contracted for separately by other tenants of the Building, such as electricity and janitorial services, the Proportionate Share of such expenses shall be adjusted utilizing as the numerator the square footage of the Leased Premises and as the denominator the square footage of all remaining office tenants of the Building which do not contract separately for such services.

    Notwithstanding the foregoing, Operating Expenses shall specifically exclude all expenses for: (i) capital improvements made to the Building, unless the same are intended to reduce Operating Expenses and the same are included in annual Operating Expenses amortized over their useful life; (ii) painting, redecorating or other work which Landlord performs (or allowances it provides) for any other tenant or prospective tenant in the Building; (iii) expenses for repairs and other work occasioned by fire, windstorm or other insured casualty, (iv) construction defects in the Building, (v) leasing commissions, legal fees and advertising expenses in connection with leasing and procuring new tenants for the Building; (vi) accounting fees and legal expenses incurred in enforcing the terms of any Lease of space in the Building; (vii) interest or amortization payments on any mortgage or mortgages which are liens on the land or Building or on any ground Lease; (viii) rental payable by Landlord with respect to the land and/or Building; (ix) the cost of performing any services for other tenants in excess of the services required to be provided to Tenant by Landlord under this Lease; (x) the cost of providing after hours HVAC to any tenant; (xi) the costs of providing electricity to portions of the Building other than the common areas if such costs are either reimbursed by other tenants or such electricity is separately metered and billed directly by the electric authority to other tenants; (xii) costs incurred by Landlord as a result of the negligence or willful acts or omissions of Landlord, its agents, employees or contractors; (xiii) salaries, expenses, fringe benefits and other compensation for executives or other personnel above the grade of building manager; (xiv) costs of contracts with related companies of Landlord if such contracts are not at rates competitive with the rates of other local contractors providing such services (although it is understood and agreed that the management fee may be and currently is 4% of rentals); (xv) cost of repairs or replacements or improvements incurred by reason of fire or other casualty or caused by the exercise of the right of eminent domain whether or not insurance proceeds or condemnation awards are recovered or adequate for such purposes; (xvi) costs related to any employee if such employee performs work or services for other than the Building, except for any bookkeeper or accountant [or other employee]of Landlord to the extent of the pay relating to time spent serving the Building; (xvii) costs for services that are reimbursed under any warranty or guarantee of any equipment; and (xviii) costs incurred in connection with the sale, financing, refinancing or change in ownership of the Building, including without limitation brokerage commissions, attorneys' fees, accountants' fees, title insurance premiums, prepayment penalties, transfer taxes and interest charges. All operating expenses shall be determined in accordance with generally accepted accounting principles (GAAP).

    (10) Person. A natural person, partnership, corporation or any other form of business or legal association or entity.

    (11) Prime Rate. The prime rate of interest charged from time to time by NationsBank or its successor to its most favored customers on commercial loans having a 90-day duration.


    (12) Real Estate Taxes. All taxes, assessments, water and sewer rents, if any, and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, levied or assessed upon or with respect to the ownership of and/or all other taxable interests in the Building imposed by any public or quasi-public authority having jurisdiction. Except for taxes, fees, charges and impositions described in the next succeeding sentence, Real Estate Taxes shall not include any income inheritance, estate, succession, transfer, gift, profit tax or capital levy. If at any time during the Term the methods of taxation shall be altered so that in addition to or in lieu of or as a substitute for the whole or any part of any Real Estate Taxes levied, assessed or imposed there shall be levied, assessed or imposed (i) a tax, license fee, excise or other charge on the rents received by Landlord, or
(ii) any other type of tax or other imposition in lieu of, or as a substitute for, or in addition to, the whole or any portion of any Real Estate Taxes, then the same shall be included as Real Estate Taxes. A tax bill or true copy thereof, together with any explanatory or detailed statement of the area or property covered thereby, submitted by Landlord to Tenant shall be prima facie evidence of the amount of taxes assessed or levied, as well as of the items taxed. In the event any building or land adjacent to the Building in which Landlord has an interest is not separately assessed and taxed, Landlord shall have the right to reasonably allocate a proportionate share to each such building and Landlord's reasonable determination thereof shall be binding on the parties hereto. If any real property tax or assessment levied against the land, buildings or improvements covered hereby or the rents reserved therefrom, shall be evidenced by improvement or other bonds, or in other form, which may be paid in annual installments, only the amount paid or accrued in any Lease Year shall be included as Real Estates Taxes for such Lease Year. Landlord represents that it will not collect more than one hundred (100%) percent of the total Real Estate Taxes for a given tax year from the tenants of the Building.

    (13) Requirements. All laws, statutes, ordinances, codes, orders, rules, regulations, requirements and safety recommendations of all federal, state and municipal governments, and the appropriate agencies, offices, departments, boards and commissions thereof, Landlord's insurer(s), the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Building or any part thereof and/or the Leased Premises, and notices from Landlord's mortgagee, as to the manner of use or occupancy or the maintenance, repair or condition of the Leased Premises and/or the Building, and the requirements of the carriers of all fire insurance policies maintained by Landlord on or with regard to the Building.

    (14) Term. The Initial Term and the extended term(s), if any, as to which Tenant shall have effectively exercised any right to extend, but in any event the Term shall end on any date when this Lease is sooner terminated in accordance with the provisions hereof.

  2. Rent and Additional Charges; Computation of Operating Expense Increases.


 (a) Payment of Rent and Additional Charges. Tenant shall pay the Basic Rent and Parking Rent in equal monthly installments in advance on the first day of each month during the Term commencing on the Lease Commencement Date; provided, however, if the Lease Commencement Date is not the first day of a month, Basic Rent for the period commencing on the Lease Commencement Date and ending on the last day of the month in which the Lease Commencement Date occurs shall be pro-rated for each day at the rate of one-thirtieth (1/30) of the full monthly installment of Basic Rent and paid on the Lease Commencement Date. If any due and owing Basic Rent is underpaid as a result of failure to make any required adjustment thereto or other cause, after such required adjustment thereto or other cause, Tenant shall pay such deficiency in its entirety along with the next monthly payment of Basic Rent. Commencing as of January 1, 1999, Tenant shall also pay its Proportionate Share of Operating Expense Increases as provided in Sections 1(a)(7) and 2(b) hereof. The Basic Rent and all Additional Charges shall be paid promptly when due, in lawful money of the United States, without (except as otherwise provided in this Lease, at law or in equity) notice or demand and without deduction, diminution, abatement, counterclaim or set-off of any amount or for any reason whatsoever, to Landlord at Landlord's Notice Address or at such other address or to such other person as Landlord may from time to time designate. If Tenant makes any payment to Landlord by check, the same shall be by check of Tenant only, and Landlord shall not be required to accept the check of any other person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, it should mailed to Landlord's Notice Address and Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due. Tenant shall assume the risk of lateness or failure of delivery of the mails. All bank service charges resulting from any bad checks shall be borne by Tenant. The Rent reserved under this Lease shall be the total of all Basic Rent and Additional Charges, increased and adjusted as elsewhere herein provided, payable during the entire Term.

 (b)  Computation of Operating Expense.

     (1) Following the expiration of each Lease Year (commencing with the 1999 Lease Year), Landlord shall submit to Tenant a statement setting forth in reasonable detail the Operating Expenses for the preceding Lease Year and the amount, if any, due to Landlord from Tenant for such Lease Year on account of such Operating

Expenses. Such statement shall constitute a final determination between the parties for the period represented thereby, subject only to proper adjustments subsequently made by Landlord and subject to Tenant's timely exercise of its audit rights hereunder. Prior to the rendition of any such statement, Tenant shall pay to Landlord, on the first day of each month, 1/12th of Landlord's estimate of the Operating Expenses to be due from Tenant for the current Lease Year. If any such statement shows any Operating Expenses due from Tenant with respect to such preceding Lease Year, then Tenant shall make payment of any unpaid portion thereof within thirty (30) days after receipt of such statement, and any overpayment shall be credited against Rent next due hereunder. Tenant shall also pay to Landlord as additional rent, commencing as of the first day of the month immediately following the rendition of such statement and on the first day of each month thereafter until a new statement is rendered, 1/12th of Landlord's estimate of the Operating Expenses to be due from Tenant for the current Lease Year; and, Tenant shall also pay to Landlord, as additional rent, within thirty
(30) days after receipt of such statement, an amount equal to the difference between (a) the product obtained by multiplying the estimated Operating Expenses for the current Lease Year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months of the current Lease Year which shall have elapsed prior to the first day of the month immediately following the rendition of such statement, and (b) the sum of all previous Operating Expense payments (if any) made by Tenant with respect to such prior months in the current Lease Year. Payments based on the estimated Operating Expenses for the 1999 Lease Year shall be credited toward the actual Operating Expenses due from Tenant for the 1999 Lease Year, subject to adjustment as and when the statement for such 1999 Lease Year is rendered by Landlord.

    (2) If the initial anniversary of the Lease Commencement Date is not the first day of a Lease Year, then the Operating Expenses due hereunder for such Lease Year shall be a pro-rated share of said Operating Expenses for the entire Lease Year, said prorated share to be based upon the length of time that the Term was in existence during such Lease Year. Upon the date of expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the Term, or any prior or subsequent date, a prorated share of said Operating Expenses for the Lease Year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said prorated share shall be based upon the length of time that the Term shall have been in existence during such Lease Year. Landlord shall, as soon as reasonably practicable, cause statements of the Operating Expenses for that Lease Year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing. Landlord's and Tenant's obligation to make the adjustments referred to in subparagraphs (1) and (2) of this Section 2(b) shall survive any expiration or termination of this Lease. Any delay or failure of Landlord in billing any Operating Expenses hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Operating Expenses.

    (3) Within six (6) months after receipt of the operating statement from Landlord, Tenant shall have the right, at its expense, and at reasonable times, to initiate an audit of Landlord's books and records relating to the additional rental due under this Section, subject to the following. Before conducting any audit, Tenant must pay the full amount of Operating Expenses billed (under protest, if Tenant desires) and there must not be an uncured monetary or otherwise material Event of Default that is continuing. Tenant may review only those records of Landlord that are specifically related to Operating Expenses costs. Without limiting the foregoing, Tenant may not review any other leases or Landlord's tax returns or financial statements, in conducting an audit, but otherwise Tenant shall be provided all reasonably necessary documentation to conduct an accurate audit (including, subject to the foregoing limitation, sufficient documentation to allow Tenant to verify proper capitalization of costs that are properly amortized hereunder). Tenant must utilize an individual or firm experienced in auditing commercial office building records. The audit shall be conducted in Landlord's main office. Upon receipt thereof, Tenant will deliver to Landlord a copy of the audit report and all accompanying data. Tenant will not disclose the results of any audits conducted hereunder to other tenants. Notwithstanding the foregoing, Tenant shall be permitted to furnish the foregoing information to its attorneys, accountants and auditors to the extent necessary to perform their respective services for Tenant. The audit shall be conducted in accordance with generally accepted auditing standards. Tenant may not conduct an audit more often than once each Lease Year. Tenant may audit records with respect to each lease year only one time. Finally, any audit shall not cover a period of time in excess of the two (2) calendar years immediately preceding the audit. The amount of any mistakes uncovered in any such audit shall be reconciled and credited to Tenant within thirty (30) days of completion of such audit.

    (c) Interest. If Tenant fails to pay any Basic Rent or Additional Charges within ten (10) days after due and payable
[or 10 days after written notice if required in Section 10(a)(1) below], interest shall, at Landlord's option, accrue from the date due on the unpaid portion thereof at the rate of one percent (1%) above the Prime Rate in effect on such due date, but in no event at a rate higher than the maximum rate allowed by law. Such interest shall be deemed additional rent hereunder and shall be collectible as such.

    (d) Accord and Satisfaction. No payment by Tenant or receipt by Landlord of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Basic Rent or Additional Charges; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance due or to pursue any other remedy available to Landlord.

    (e) Late Payment Charge. If Tenant fails to pay any Basic Rent or Additional Charges within 10 days after the same become due and payable
[or 10 days after written notice if required in Section 10(a)(1) below], Tenant shall also pay to Landlord a late payment service charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to the greater of $300.00 or 3% of such unpaid sum. Such payment shall be deemed liquidated damages and not a penalty, but shall not excuse the timely payment of Rent.


  3.   Services and Utilities.

      (a) Types. Throughout the Term, Landlord agrees that, without additional charge except as set forth below, it will furnish to Tenant, in a first-class manner comparable to such services as provided at office buildings in Tysons Corner, Virginia, the following services:

           (1) Electricity, on a 24-hour per day, year-round basis, for normal lighting purposes and the operation of ordinary office equipment, subject also to Section 5(b) hereof;

           (2)     Adequate supplies for toilet rooms;

           (3) Normal and usual cleaning and char services after business hours each day except on Saturdays, Sundays and legal holidays recognized by the United States Government;

           (4) Hot and cold running water in the bathrooms, on a 24-hour per day, year-round basis;

           (5) Air cooling/heating, when required, between the hours of 7:00 A.M. and 7:00 P.M. Mondays through Fridays and between 8:00 A.M. and 2:00 P.M. on Saturdays, except on legal holidays recognized by the United States Government. Landlord reserves the right to establish and collect a charge for air cooling/heating utilized by Tenant during hours and/or days other than those set forth above (which charge shall be $15.00 per hour, per zone, increased each Lease Year by the annual increase in utility rates), but Landlord's failure to establish and/or collect such charge shall not be deemed a waiver of Landlord's right to include all costs for air cooling in the in the computation of Operating Expenses for purposes of Section 1(b)(9) hereof;

            (6) Building access control and automatically operated elevator service on a 24-hour per day, year-round basis;

            (7) All electric bulbs, ballasts and fluorescent tubes in standard light fixtures in the Leased Premises and the Common Areas;

            (8)     Facilities for parking on an unassigned basis
[unassigned, except as provided in Section 1(a) above]; and,

            (9) Two (2) keys to each entryway to the Leased Premises at no cost to Tenant, all additional keys at the cost of Tenant; and

           (10)    A fitness center for common use of tenants of the Building.

In connection with the foregoing, in the event that any service or services to the Leased Premises are interrupted for a period in excess of five (5) consecutive business days as a result of the negligent acts or omissions of Landlord, its agents, contractors or employees, rendering the Leased Premises untenantable and in fact unused, there shall be an equitable abatement of Basic Rent during the period of such interruption.

       (b) Access. Landlord shall have access to and reserves the right to inspect, erect, use, connect to, maintain and repair pipes, ducts, conduits, cables, plumbing, vents and wires, and other facilities in, to and through the Leased Premises as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building (including the servicing of other occupants of the Building) and the right at all times to transmit water, heat, air conditioning and electric current through such pipes, conduits, cables, plumbing, vents and wires and the right to interrupt the same in suspected emergencies without eviction of Tenant or abatement of Rent.

  4.   (a)  Maintenance and Repairs. Subject to the provisions hereof of
Section 7 below, Landlord agrees to maintain the structural portions of the Building and central Building mechanical, electrical and plumbing systems, the Common Areas, and building standard items in the Leased Premises but only those behind walls or at or above finished ceilings, in good order and repair throughout the Term, consistent with the standards of first-class office buildings in Tysons Corner, Virginia. Tenant, and not Landlord, shall be responsible for (i) maintaining all other improvements to the Leased Premises including building standard items which are not behind walls or at or above finished ceilings and any non-standard items in the Leased Premises, and (ii) reimbursing Landlord for the full cost of any repairs to the Leased Premises or to any part of the Building caused by the negligence or willful act of Tenant or its agent or employees, such reimbursement to be collectible as Additional Charges hereunder 90 days following written demand from Landlord.
 Any contractors performing repairs which are the responsibility of Tenant hereunder must receive the prior written approval of Landlord.

        (b) Hazardous Waste. Landlord represents and warrants that, to the best of Landlord's knowledge, there is no hazardous material on the land or in the Building, including its interior, systems or structure, and Landlord represents and warrants that, to the best of Landlord's knowledge, it is in compliance and will comply throughout the Term with all Requirements relating to the use, storage, disposal or transportation of hazardous material. "Hazardous material" or "hazardous substance" shall mean (1) asbestos or asbestos containing material, (ii) polychlorinated biphenyls in concentrations greater than 50 parts per million, oil and petroleum products and their derivatives, (iii) explosive substances, and radioactive, corrosive, contaminating or polluting materials and (iv) any other material or substance, whether solid, gaseous, or liquid, which may pose a present or potential hazard to human health or the environment when improperly disposed of, treated, stored, transported, or otherwise managed, including (a) hazardous wasted identified in accordance with Section 3001 of the Federal Resource Conservation and Recovery Act of 1976, as amended, and (b) hazardous waste or material identified by regulation of any governmental authority regulating environmental or health matters. Landlord represents and warrants, to the best of Landlord's knowledge, it has not received any notice of violation of any hazardous substance laws in connection with the Building. In the event that any such hazardous material is present in the Leased Premises or the Building, Landlord shall, in accordance with applicable laws and regulations, promptly and diligently remove such hazardous material and restore the Leased Premises to its condition prior to Landlord's removal of the hazardous material.
There shall be an equitable abatement or adjustment of Basic Rent for any period that Tenant is prevented from using all or a material part of the Leased Premises as a result of the presence of hazardous material therein or as a result of remedial measures in respect thereto taken by Landlord, unless caused by Tenant, its agents, or employees.

      5.   Use of Leased Premises.

          (a) General Offices. Tenant shall use and occupy the Leased Premises solely for general office purposes, and shall not use or permit or suffer the use of the Leased Premises for any other purpose whatsoever.
Also, in any announcement of this Lease or other advertising of Tenant making reference to this Lease or the Leased Premises, Tenant shall also make reference to "The Corporate Office Centre at Tysons II".

           (b) Covenants. Throughout the Term, Tenant covenants and agrees to: (i) keep the Leased Premises in a neat and clean condition; (ii) pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon Tenant's business, upon the leasehold estate created by this Lease or upon Tenant's fixtures, furnishings or equipment in the Leased Premises; (iii) not use or permit or suffer the use of any portion of the Leased Premises for any immoral or unlawful purpose, for any purpose which would injure the reputation of the Building, or in any manner which might be hazardous or might jeopardize Landlord's insurance coverage or increase Landlord's insurance premium; (iv) not use the plumbing facilities for any purpose other than that for which they were constructed, or dispose of any foreign substances therein; (v) not place a load on any floor exceeding the floor load per square foot which such floor was designed to carry in accordance with the plans and specifications of the Building, and not install, operate or maintain in the Leased Premises any heavy item of equipment except in such manner as to achieve a proper distribution of weight; (vi) not to strip, overload, damage or deface the Leased Premises, the floors, or the hallways, stairways, elevators, parking facilities or other Common Areas of the Building, or the fixtures therein or used therewith, nor to permit any hole to be made in any of the same; (vii) not to move any furniture or equipment into or out of the Leased Premises except at such times and in such manner as Landlord may from time to time designate;
(viii) omitted ; (ix) not to install or operate in the Leased Premises any electrical, heating and cooling, or refrigeration equipment, computer equipment, electronic data processing equipment, punch card machines or other equipment using electric current in excess of 5 watts per rentable square foot on a fully-connected load basis distributed through one breaker per 400 square feet of the Leased Premises, or requiring non-standard electrical wiring outlets, circuits or panels (other than ordinary office equipment such as electric typewriters, adding machines, television sets, radios, clocks and lamps), without first obtaining the written consent of Landlord, who may condition such consent upon Tenant's agreement to make direct payment to the local utility company or the payment by Tenant of an Additional Charge to Landlord, for Tenant's excessive consumption of electricity and for the cost of additional wiring or metering which may be required for the operation of such equipment and machinery; (x) not to install any other equipment of any kind or nature which will or may overheat, exceed the capacity, or otherwise necessitate any repairs, changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Leased Premises or the Building, without first obtaining the written consent of Landlord; and (xi) at all times to comply with the Requirements.

          (c) Compliance. Tenant will not use or occupy the Leased Premises in violation of any Requirement. If any governmental authority, after the commencement of the Term, shall contend or declare that the Leased Premises are being used for a purpose other than general office use which is in violation of any Requirement, then Tenant shall, immediately upon demand from Landlord, discontinue such use of the Leased Premises. If thereafter the governmental authority asserting such violation threatens, commences or continues criminal or civil proceedings against Landlord for Tenant's failure to discontinue such use other than general office use, in addition to any and all rights, privileges and remedies given to Landlord under this Lease for default therein, Landlord shall have the right to terminate this Lease forthwith. Tenant shall indemnify and hold Landlord harmless of and from any and all liability for any such violation or violations, unless caused by Landlord's own negligence, or that of its agents, employees or contractors.


      (d) Rules and Regulations. Tenant and its agents and employees shall comply with and observe all rules and regulations concerning the use, management, operation, safety and good order of the Leased Premises and the Building which may from time to time hereafter be promulgated by Landlord. Initial rules and regulations, which shall be effective until amended by Landlord, are attached hereto as Exhibit C. Tenant shall be deemed to have received notice of any amendment to the rules and regulations when a copy of such amendment has been delivered to Tenant at the Leased Premises or has been mailed to Tenant in the manner prescribed for the giving of notices. Tenant shall comply with all fire protective rules and regulations promulgated by the Landlord for the safety of the Building and its occupants, including rules prescribing certain types of materials and prohibiting other types of materials in the Building. Landlord shall not be responsible to Tenant for any violation of the rules and regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building, or its agents or employees, and Landlord may waive any or all of the rules or regulations in respect of any one or more tenants for good cause.

       6.   Insurance.

           (a) Types; Limits. Tenant, at Tenant's sole cost and expense, shall obtain and maintain in effect at all times during the Term, a policy of comprehensive general public liability insurance with broad form property damage endorsement, naming Landlord, Tysons II Development Co. Limited Partnership, Lerner Enterprises Limited Partnership, Lerner Corporation, and (at Landlord's request) any mortgagee of the Building, any ground landlord and any other agent as additional named insured(s), protecting such parties against any liability for bodily injury, death or property damage occurring upon, in or about any part of the Building, the Leased Premises or any appurtenances thereto, with such policies to afford protection to the limit of not less than $2,000,000 with respect to bodily injury or death to any one person, to the limit of not less than $2,000,000 with respect to bodily injury or death to any number or persons in any one accident, and to the limit of not less than $2,000,000 with respect to damage to the property of any one owner, and with a deductible no greater than $1,000.00 for any single occurrence.

            (b) Policies. The insurance policy required to be obtained by Tenant under this Lease (i) shall be issued by an insurance company of recognized responsibility licensed to do business in the jurisdiction in which the Building is located, and (ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. With respect to each insurance policy required to be obtained by Tenant under this Section, on or before the Lease Commencement Date, and at least 30 days before the expiration of any expiring policy or certificate previously furnished, Tenant shall deliver to Landlord a certificate of insurance therefor, together with evidence of payment of all applicable premiums. Each insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that such insurance policy shall not be canceled unless Landlord shall have received 30 days' prior written notice of such cancellation.

           (c) Prohibitions. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Leased Premises and/or the Building that is inconsistent with general office use and will invalidate or be in conflict with insurance policies covering the Building or any part thereof, and shall not do, or permit anything to be done, in or upon the Leased Premises and/or the Building, or bring or keep anything therein, which shall increase the rate of insurance on or related to the Building or on any property located therein. If, by reason of the failure of Tenant to comply with the provisions of this subsection, the insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord on demand, for that part of all premiums for any insurance coverage that shall have been charged because of such violation by Tenant and which Landlord shall have paid on account of an increase in the rate or rates in its own policies of insurance.

      (d)  Hold Harmless; Indemnification.   Tenant hereby agrees to
indemnify and hold harmless Landlord, Tysons II Development Co. Limited Partnership, Lerner Enterprises Limited Partnership, Lerner Corporation and any mortgagee from and against any and all claims, losses, actions, damages, liabilities and expenses (including attorneys' fees) that (i) arise from or are in connection with Tenant's possession, use, occupation, management, repair, maintenance or control of the Leased Premises or the Building, or any portion thereof, or (ii) arise from or are in connection with any act or omission of Tenant or Tenant's agents, employees or invitees at the Building or within the Leased Premises, or (iii) result from any default, breach, violation or non-performance of this Lease or any provision herein by Tenant, or (iv) result from injury or death to persons or damage to property sustained in or about the Leased Premises. Tenant shall, at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against the aforesaid parties with respect to the foregoing or in which the aforesaid parties may be impleaded. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be recovered against the aforesaid parties in connection with the foregoing. The aforesaid parties shall not be liable or responsible for, and Tenant hereby releases the aforesaid parties from all liability or responsibility to Tenant or any person claiming by, through or under Tenant, by way of subrogation or otherwise, any injury, loss or damage to any property in or around the Leased Premises or to Tenant's business irrespective of the cause of such injury, loss or damage, and Tenant shall require its insurer(s) to include in all of Tenant's insurance policies which could give rise to a right of subrogation against the aforesaid parties a clause or endorsement whereby the insurer(s) shall waive any rights of subrogation against the aforesaid parties as well as other tenants or occupants of the Building. Subject to subsection (f) below, Tenant hereby makes such waiver on behalf of its insurer, which insurer, by insuring Tenant as contemplated under this Lease, shall be deemed to have acknowledged the provisions hereof.


    (e) Landlord Indemnity. Except to the extent covered by insurance or due to the negligence or willful act of Tenant, its employees, servants or agents, and notwithstanding any other provision of this Lease, Tenant shall not be liable for and, except to the extent Tenant is entitled to reimbursement from insurance proceeds, Landlord will indemnify and save harmless Tenant of and from (a) all fines, suits, demands, losses and actions (including reasonable attorney's fees) for any injury to person or damage to or loss of property arising from (i) the negligence or willful misconduct or willful mismanagement of the Building by Landlord or its agents, employees, servants or contractors, or (ii) any work, act or omission, or any condition created in or about the Leased Premises during the term of this Lease by Landlord or its agents, employees, servants or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with any fine, suit, demand, loss or action relating to Landlord's operation of the Building.

  7.   Damage by Fire or Other Casualty.


    Tenant shall give prompt notice to Landlord in case of any fire or other damage to the Leased Premises. If the Leased Premises or the Building are damaged by fire or other casualty not caused by the act or negligence of Tenant or its agents or employees, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with Landlord's insurance company) repair such damage at its own expense, and until such repairs have been completed the Basic Rent and Additional Charges shall be abated in proportion to the part of the Leased Premises which is rendered untenantable (in no event shall damage to any parking areas be deemed to render the Leased Premises untenantable). However, if available insurance proceeds are insufficient or if the Leased Premises or the Building are damaged by fire or other casualty to such an extent that the damage, in Landlord's opinion, cannot be fully repaired within 180 days from the date such damage occurs, Landlord (and, in the final two (2) years of the then
Term, Tenant) shall have the right to, exercised by giving written notice within such 180-day period, terminate this Lease effective as of the date of such damage. Notwithstanding the foregoing, if the fire or other casualty shall be caused by the carelessness, negligence or improper conduct of Tenant or its agents or employees, Tenant shall remain liable for the full amount of the Basic Rent and Additional Charges during the period of restoration or until termination of this Lease, and all required repairs shall be made at Tenant's expense.

   8.   Condemnation.

   If a majority of the Leased Premises, or all or substantially all of the Building (or the use or possession thereof), shall be taken in condemnation proceedings or by exercise of any right of eminent domain, or by a private purchase in lieu thereof, then this Lease shall terminate and expire on the date of such taking or purchase and Tenant shall, in all other respects, keep, observe and perform all the other terms, covenants and conditions of this Lease up to the date of such taking. The net proceeds of any award or other compensation payable in connection with such taking or purchase shall be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in and to such award or other compensation. Tenant shall have no claim against Landlord for the value (if any) of personal property in the Leased Premises or the unexpired Term.

  9.   Assignment and Subletting.

      (a) Prohibition. Except as otherwise provided herein, neither Tenant nor its successors or assigns shall transfer, assign, mortgage or encumber this Lease, by operation of law or otherwise, or sublet or permit the Leased Premises, or any part thereof, to be used by others, without the prior written consent of Landlord which, subject to Landlord's rights hereunder, shall not be unreasonably withheld or delayed. If Tenant is a corporation, any transfer of any of Tenant's issued and outstanding capital stock or any issuance of additional capital stock, as a result of which the majority of the issued and outstanding capital stock of Tenant is held by a corporation, firm, or person or persons who do not hold a majority of the issued and outstanding capital stock of Tenant on the date hereof, shall be deemed an assignment under this Section 9. Notwithstanding the foregoing, without Landlord's consent, following written notice to Landlord, Tenant may enter into an assignment of this Lease or sublet of all or a portion of the Leased Premises to any subsidiary, affiliate, controlled corporation, or related entity (including Shadow Entertainment, Inc., and SCM, LLC d/b/a The Commonwealth Group, sublet notice for which is hereby given), or to any corporation into which Tenant may be converted or to with which it may merge, or to a purchaser of all or substantially all of Tenant's assets, or to any subsidiary or affiliated or parent company of Tenant (or of the above-listed Tenant-affiliated entities), so long as such successor uses the premises only for uses permitted under this Lease [and, in the case of a purchase of all or substantially all of Tenant's assets or in the case of a transfer to a subsidiary or affiliated or parent company of Tenant (or of the above-listed Tenant-affiliated entities), so long as such successor possesses at least substantially equivalent net worth to that of Tenant at the time of entering
into this Lease].   Any attempted transfer, assignment, subletting,
mortgaging or encumbering of this Lease in violation of the foregoing shall be voidable and confer no rights upon any third person. No assignment or subletting shall relieve Tenant of any of its obligations under this Lease. In any event, all assignees, transferees or sublessees shall be obligated to assume in writing "Tenant's" obligations under this Lease. Notwithstanding the foregoing, in lieu of its consent when required hereunder in connection with an assignment of this Lease or a sublease of all or part of the Leased Premises to a non-affiliated entity for a term expiring within the last twelve (12) months of the then Term, Landlord shall have the right, exercisable within ten (10) days of Tenant's request, to recapture the Leased Premises to be assigned, or portion to be sublet from Tenant and, in such event, Tenant shall be released from liability proportionately; however, in the event of such a recapture prior to the 84th full month of the Initial Term, provided that Tenant verifies in writing that it has expended sums in excess of the Landlord Allowance referenced in Exhibit B in connection with construction of permanent improvement to the Leased Premises, Landlord shall reimburse Tenant, up to one dollar ($1.00) per square foot of the Leased Premises for each remaining full lease year, the annualized unamortized amount of such sums expended by Tenant in excess of the Landlord Allowance referenced in Exhibit B in connection with construction of permanent improvement to the Leased Premises, or part thereof recaptured, prorated for the area recaptured and prorated for each full Lease Year remaining in the Initial Term, payable at the end of each such full Lease Year. For example, if Tenant proposes to sublease the entire Leased Premises immediately following the 60th full month of the Initial Term and Landlord elects to recapture, and if Tenant has expended nine dollars ($9.00) per square foot above the Landlord Allowance, Landlord shall reimburse Tenant ninety cents
(904) per square foot of the entire Leased Premises in each full Lease Year remaining of the Initial Term.



    (b) Rent. If, without complying with the provisions of subsection (a) above, this Lease is transferred or assigned by Tenant, or if the Leased Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord, whether before or after the occurrence of an Event of Default, may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this Lease or pursuant to law to which Landlord may be entitled as a result thereof, collect rent from the transferee, assignee, subtenant or occupant and apply the net amount collected to the Basic Rent and Additional Charges herein reserved, but no such transfer, assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Section or the acceptance of the transferee, assignee, subtenant, or occupant as Tenant, or a release of Tenant from the further performance by Tenant of its obligations under this Lease. Neither the consent by Landlord to any transfer, assignment or subletting nor the references in any provision of this Lease or in any rules and regulations to concessionaires and licensees shall in anywise be construed to relieve Tenant from obtaining, in each instance, the express consent in writing of Landlord to any further transfer, assignment or subletting or to the granting of any concession or license for the use of any part of the Leased Premises. Notwithstanding the foregoing, net profits from any subleasing shall be shared equally by Landlord and Tenant. For purposes hereof, "net" profit shall be calculated after deducting any renovation or transaction costs, free rent and commissions incurred by Tenant in connection with such subleasing, as well as deducting the unamortized cost, verified in writing, expended by Tenant in excess of the Landlord Allowance referenced in Exhibit B in connection with construction of permanent improvements to the Leased Premises, amortized on a straight-line basis over the Initial Term (prorated in the case of the subletting of a portion of the Leased Premises).
 Accordingly, at such time as the aforesaid costs are recouped by Tenant from the profits of such subletting (prorated in the case of the subletting of a portion of the Leased Premises); thereafter, the profits from rent charged for such subletting shall be shared equally between Landlord and Tenant, payable monthly.

  10.  Default Provisions.

      (a) Events of Default. Each of the following events shall be deemed to be a default under this Lease, and is referred to in this Lease as an "Event of Default":

           (1) A default by Tenant in the due and punctual payment of any Basic Rent or Additional Charges which continues for more than five (5) days after such

Basic Rent or Additional Charges shall be due and payable
[except Tenant shall be entitled to three (3) written notices of monetary default per each twelve (12) month period allowing ten (10) additional days to cure]; or



    (2) The neglect or failure of Tenant to perform or observe any of the terms, covenants or conditions contained in this Lease on Tenant's part to be performed or observed [other than those referred to above in subsection (1)] which is not remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant written notice specifying such neglect or failure [or a reasonable time after written notice if such failure is incapable of cure within thirty (30) days, so long as Tenant pursues the cure with due diligence]; or


    (3) The assignment, transfer, mortgaging or encumbering of this Lease or the subletting of the Leased Premises in a manner not permitted by Section 9 hereof; or

    (4) The taking of this Lease or the Leased Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the insistence of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within 30 days after the levy thereof, or the occurrence of any of the events listed in Section 11 hereof.

          (b) Remedies. Upon the occurrence of an Event of Default, Landlord shall have the right, at its election, then or at any time thereafter while such Event of Default shall continue, either:

               (1) To give Tenant written notice that this Lease will terminate on a date to be specified in such notice, which date shall not be less than three (3) days after such notice, and on the date specified in such notice Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated, but Tenant shall remain liable as provided below in subsection (c); or,

                (2) Upon notice, to re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its or their effects, either by summary proceedings or by action at law or in equity, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. If Landlord elects to re-enter under this subsection (2), Landlord may terminate this Lease, or, from time to time, without terminating this Lease but terminating Tenant's right to occupy the Leased Premises, may relet the Leased Premises, or any part thereof, as agent for Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Leased Premises. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under above subsection (1) or unless the termination thereof be decreed by a court of competent jurisdiction.

       (c) Damages. If Landlord terminates this Lease or Tenant's right to occupy the Leased Premises pursuant to above subsection (b), Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) (A) all Basic Rent and Additional Charges provided for in this Lease until the date this Lease would have expired had such termination not occurred, plus the amount of credit against Basic Rent provided under
Section 1(a)(2)(B) hereof, discounted to present value at the Prime Rate at the time of such termination plus one percent (1%), all accelerated to the date of any such termination, and (B) any and all reasonable expenses incurred by Landlord in re-entering the Leased Premises, repossessing the same, making good any default of Tenant, remodeling, altering or dividing the Leased Premises, combining the same with any adjacent space for any new tenants, putting the same in proper repair, establishing signage for, reletting the same (including any and all reasonable attorneys fees and disbursements and reasonable brokerage fees incurred in so doing), and any and all reasonable expenses which Landlord may incur in reletting the Leased Premises; less (ii) the net proceeds of any reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above, immediately upon any termination or subletting, in full or, at Landlord's option, with respect to each month during the Term, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any other month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys fees with respect to any successful law suit or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Leased Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and painting for any new tenant as Landlord, in its sole and absolute discretion, may deem advisable. Landlord's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder.

     11.  Bankruptcy Termination Provision.

     This Lease shall, at Landlord's option, terminate and expire, without the performance of any act or the giving of any notice by Landlord, upon the occurrence of any of the following events: (1) [Intentionally Omitted] (2) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or (3) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Tenant in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days, or (4) Tenant's making an assignment of all or a substantial part of its property for the benefit of its creditors, or (5) Tenant's seeking or consenting to or acquiescing in the appointment of, or the taking of possession by, a receiver, trustee or custodian for all or a substantial part of its property, or (6) the entry of a court order without Tenant's consent, which order shall not be vacated, set aside or stayed within 30 days from the date of entry, appointing a receiver, trustee or custodian for all or a substantial part of its property, (7) the sale of all or substantially all of Tenant's assets, or (8) any of the foregoing events by or as against any Guarantor. In the event of termination of the Lease as a result of any of the foregoing events, Landlord shall be entitled to damages as set forth in Section 10(c) hereof. The provisions of this Section 11 shall be construed with due recognition for the provisions of the federal bankruptcy laws, where applicable, but shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent and at the earliest moment, that such termination is permitted under the federal bankruptcy laws, it being of prime importance to the Landlord to deal only with Tenants who have, and continue to have, a strong degree of financial strength and financial stability.

      12.  Landlord May Perform Tenant's Obligations.

      If Tenant shall fail to keep or perform any of its obligations as provided in this Lease in respect to (a) maintenance of insurance, (b) repairs and maintenance of the Leased Premises, (c) compliance with the Requirements, or (d) the making of any other payment or performance of any other obligation, then Landlord may (but shall not be obligated to do so) upon the continuance of such failure on Tenant's part for thirty (30) days after written notice to Tenant (or after such additional period, if any, as Tenant may reasonably require to cure such failure if of a nature which cannot be cured within said thirty (30) day period) and without waiving or releasing Tenant from any obligation, and as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all sums so paid by Landlord and all necessary incidental costs and expenses, including attorneys fees, incurred by Landlord in making such payment or performing such obligation, together with interest thereon at the rate specified in Section 2(c) hereof from the date of payment, shall be deemed an Additional Charge and shall be paid to Landlord on demand, or at Landlord's option may be added to any installment of rent thereafter falling due, and if not so paid by Tenant, Landlord shall have the same rights and remedies as in the case of a default by Tenant in the payment of Rent.

       13. Security Deposit. Tenant shall deposit with Landlord the Security Deposit, as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. If an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security Deposit (or draw down the entire amount of any Letter of Credit) for the payment of (i) any Basic Rent or Additional Charges which Tenant shall not have paid or which may become due after the occurrence of such Event of Default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including Tenant's default, including damages or deficiency in the reletting of the Leased Premises as provided in Section 10 hereof. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within 10 days after a written demand therefor is made by Landlord, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Provided no Event of Default then exists, the Security Deposit, or any balance thereof, shall be returned to Tenant within thirty
(30) days after the expiration of the Term, without interest. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or the remaining balance thereof, Landlord may return the same to Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Security Deposit. In such event, upon the return of the Security Deposit (or balance thereof) to Tenant, Landlord
shall be completely relieved of liability under this Section 13.   In the
event of a transfer of Landlord's interest in the Leased Premises, Landlord shall have the right to transfer the Security Deposit to the transferee thereof. In such event, upon the delivery by Landlord to Tenant of such transferee's written acknowledgement of its receipt of such Security Deposit, Landlord shall be deemed to have been released by Tenant from all liability or obligation for the return of such Security Deposit, and Tenant agrees to look solely to such transferee for the return of the Security Deposit and the transferee shall be bound by all provisions of this Lease relating to the return of the Security Deposit. The Security Deposit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.


    14.  Subordination; Attornment.

         (a) Subordination. This Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease now existing or hereafter made of the Building and/or underlying land and to all renewals, modifications, replacements and extensions thereof, and to the lien of any mortgage now or hereafter placed upon the Building, and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon.
 Tenant agrees that within fifteen (15) days after written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any such landlord or mortgagee to subordinate this Lease and its interest in the Leased Premises to such lease or the lien of any such mortgage. Tenant will also upon request submit current financial statements and financial statements covering the three (3) immediately preceding years, and Tenant will upon request record this Lease or a short form thereof if required by Landlord's mortgagee or other lending institution (at Landlord's cost) but, otherwise, Tenant shall not record this Lease or a short form thereof.

    (b) Modifications. In the event that any bank, insurance company, university, pension or welfare fund, savings and loan association, real estate investment trust, business trust, or other financial institution providing financing for the Building requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications (i) are reasonable, (ii) do not materially adversely affect Tenant's use of the Leased Premises as herein permitted, and (iii) do not in any amount increase the rentals and other sums required to be paid by Tenant hereunder, Landlord shall submit such required modifications to Tenant, and Tenant shall enter into and execute a written amendment hereto incorporating such required modifications within ten (10) days after the same have been submitted to Tenant by Landlord. If Tenant shall fail to so enter into and execute such a written amendment, then Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver any and all such instruments for and on behalf of Tenant and Tenant's compliance therewith shall thereafter be required.

   (c) Attornment. In the event of (a) a transfer of Landlord's interest in the Leased Premises, (b) the termination of any ground or underlying lease of the Building and/or underlying land, or (c) the purchase of the Building or Landlord's interest therein at a foreclosure sale or by deed in lieu of foreclosure under any mortgage or pursuant to a power of sale contained in any mortgage, then in any of such events, Tenant shall, at Landlord's request, attorn to and recognize the transferee or purchaser of Landlord's interest or the landlord under the terminated ground or underlying lease, as the case may be, as landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such person, as "Landlord", and Tenant, as "Tenant", but such landlord, transferee or purchaser, unless an express assumption is made in which case Landlord shall be released from liability, shall not be liable for any act or omission of Landlord prior to such lease termination or prior to such person's succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such lease termination or prior to such person's succession to title, nor be bound by any payment of Basic Rent or Additional Charges prior to such lease termination or prior to such person's succession to title for more than one month in advance. Tenant agrees that, within 15 days after written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any mortgagee, transferee, purchaser or other interested person to confirm such attornment and/or such obligation to attorn. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver any and all such instruments for and on behalf of Tenant.

    (d) Notwithstanding the foregoing, at Tenant's cost, upon Tenant's written request, Landlord shall use reasonable efforts to obtain from the existing and any future Mortgagee a Non-Disturbance Agreement, on such Mortgagee's form, providing in effect that, in the event of termination of this Lease or foreclosure of any such Mortgage, the Landlord under this Lease or the holder of any such Mortgagee will not attempt to terminate this Lease, make Tenant a party defendant to any such foreclosure or, in any other way, foreclose or otherwise extinguish or interfere with the rights of Tenant under this Lease, so long as Tenant is not in default.

 15.  Quiet Enjoyment.

  Landlord covenants that Tenant, upon paying the Basic Rent and the Additional Charges provided for in this Lease, and upon performing and observing all of the terms, covenants, conditions and provisions of this Lease on Tenant's part to be kept, observed and performed, shall quietly hold, occupy and enjoy the Leased Premises during the Term without hindrance, ejection or molestation by Landlord or any party lawfully claiming through or under Landlord, subject to the terms of this Lease.

    16.  Landlord's Right of Access.

   Landlord may, during any reasonable time or times (unless a suspected emergency), before and after the Lease Commencement Date, enter upon the Leased Premises, any portion thereof and any appurtenance thereto (with laborers and materials, if required) for the purpose of: (i) inspecting the same; (ii) making such repairs, replacements or alterations which it may be required to perform under the provisions of this Lease or which it may deem desirable for the Leased Premises or the Building, including but not limited to repairs and improvements to space above, below and/or on the same floor as the Leased Premises; and (iii) showing the Leased Premises to prospective purchasers or tenants. Landlord agrees to give notice prior to any such entry except that Landlord may enter without notice in the case of a suspected emergency. In making such an entry, Landlord agrees to use reasonable efforts to avoid interfering with the regular and usual conduct of the Tenant's business and, except in emergencies, to provide Tenant with advance notice of the need for such access. If Tenant shall carpet over the floor of the Leased Premises, Landlord shall have the right to cut such carpeting in order to make or install any necessary electrical or telephone equipment or wiring to service other parts of the Building, without being held liable therefor, provided Landlord shall have the carpeting restored in a workmanlike manner.

      17.  Limitation on Landlord's Liability.

           (a) Limitation. Except for Landlord's own negligence, or that of its agents, employees or contractors, Landlord, its affiliates and their agents and employees shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, guests or trespassers for any damage or loss to the property of Tenant or others located on the Leased Premises or for any accident or injury to persons in the Leased Premises or the Building resulting from: the necessity of repairing any portion of the Building; the use or operation (by Tenant or any other person or persons whatsoever) of any elevators, or heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Building or the Leased Premises; any fire, robbery, theft and/or any other casualty; any leaking in any part or portion of the Leased Premises or the Building; any water, wind, rain or snow that may leak into, or flow from, any part of the Leased Premises or the Building; any acts or omissions of any occupant of any space adjacent to or adjoining all or any part of the Leased Premises; any water, gas, steam, fire, explosion, electricity or falling plaster; the bursting, stoppage or leakage of any pipes, sewer pipes, drains, conduits, ducts, appliances or plumbing works; the functioning or malfunctioning of the fire sprinkler system; the functioning or malfunctioning of any security system installed in the Building or any part thereof.

     (b) Force Majeure. Landlord and Tenant shall not be required to perform any of its obligations under this Lease, nor be liable for loss or damage for failure to do so, nor shall either party be released from any of its obligations under this Lease because of the Landlord's failure to perform, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire and casualty, Requirements or other causes beyond the reasonable control of Landlord. If either party is so delayed or prevented from performing any of its obligations during the Term, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation. The foregoing shall not, however, excuse the non-timely payment of Rent by Tenant.

  18.  Certificates.

  Tenant shall, without charge
therefor, at any time and from time to time, within 15 days after request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate certifying to Landlord, any mortgagee, assignee of a mortgagee, or any purchaser of the Building, or any other person designated by Landlord, as of the date of such estoppel certificate, to the extent true and to the best of Tenant's knowledge, (i) that Tenant is in possession of the Leased Premises,(ii) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and setting forth such modification);
(iii) whether or not there are then existing any set-offs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (iv) the dates through which Basic Rent and Additional Charges have been paid; (v) that Tenant having made due investigation has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant having made due investigation has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail); (vii) the amount of any Security Deposit held by Landlord; and (viii) other matters reasonably requested by Landlord.

      19.     Surrender of Leased Premises.

     Tenant shall, on or before the last day of the Term, or upon earlier termination hereof or of Tenant's right to occupy the Leased Premises in accordance with the terms hereof, (i) peaceably and quietly leave, surrender and yield up to Landlord the Leased Premises, free of subtenancies, broom clean and, subject to the provisions of Section 12 hereof, in good order and condition except for reasonable wear and tear, and (ii) at its expense, remove from the Leased Premises all movable trade fixtures, furniture, equipment, and other personal property, provided that Tenant shall promptly repair any damage caused by such removal. Any of such property not so removed may, at Landlord's election and without limiting Landlord's right to compel removal thereof, be deemed abandoned and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit. All affixed installations, alterations, additions, betterments and improvements to the Leased Premises made by either Landlord or Tenant, whether at Landlord's or Tenant's expense, including, without limitation, all wiring, paneling, partitions, floor coverings, lighting fixtures, built-in cabinets, bookshelves affixed to walls, and the like shall become the property of Landlord when installed (unless Landlord specifically agrees otherwise in writing upon installation) and shall remain with the Leased Premises at the expiration or sooner termination of the Term.
  The provisions of this Section shall survive any expiration or termination of this Lease.

    20.  Holding Over.

    If Tenant shall remain in possession of the Leased Premises after the end of the Term, or earlier termination hereof or Tenant's right to occupy the Leased Premises, at Landlord's option, Tenant shall be deemed to be occupying the Leased Premises as a tenant from month-to-month, at 150% of the Basic Rent in effect during the last month of the Term and, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

     21.  Leasing Commission.

     Each party represents and warrants that, except for the Leasing Brokers, if any, it has not employed or had contact with any broker relative to this Lease. Each party shall indemnify and hold harmless the other party from and against any other claim or claims, except as agreed in writing by Landlord, for brokerage or other fees or commissions arising from or out of any breach of the foregoing representation and warranty.

      22.  General Provisions.

          (a) Binding Effect. The covenants, conditions, agreements, terms and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereof and, subject to the provisions of Section 9 hereof, each of their respective personal representatives, successors and assigns.

      (b) Laws. It is the intention of the parties hereto that this Lease (and the terms and provisions hereof) shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

      (c) Waiver. No failure by either party to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by the Landlord of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term, covenant, agreement, provision, condition or limitation. No term, covenant, agreement, provision, condition or limitation of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, agreement, provision, condition and limitation of this Lease shall continue in full force and effect with respect to any other existing or subsequent breach thereof. No failure by Landlord to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of a lease with any other tenant or to exercise any right or remedy consequent thereof shall constitute a waiver of any similar term, covenant, agreement, provision, condition or limitation contained in this Lease unless the same be incorporated in a written instrument signed by Landlord and making specific reference to this Lease and to the Tenant's obligations hereunder.

     (d) Notices. No notice, request, consent, approval, waiver or other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and is delivered in person or sent by registered or certified mail, return receipt requested, first-class postage prepaid, (1) if to Landlord, at Landlord's Notice Address, or (2) if to Tenant, at Tenant's Notice Address, or at any new address that may be given by one party to the other by notice pursuant to this subsection. Such notices, if sent by registered or certified mail, shall be deemed to have been given when mailed.

    (e) Entirety. It is understood and agreed by and between the parties hereto that this Lease contains the final and entire agreement between said parties relative to the subject matter hereof, and that they shall not be bound by any terms, statements, conditions or representations relative to the subject matter hereof, oral or written, express or implied, not herein contained. It is understood and agreed, however, that, subject to the terms of Section 14(b) hereof, the terms hereof shall be modified, if so required, for the purpose of complying with or fulfilling the requirements of any mortgagee secured by a mortgage that may now be or hereafter become a lien on the Building, provided, however, that such modification shall not be in substantial derogation or diminution of any of the rights of the parties hereunder, nor increase any of the obligations or liabilities of the parties hereunder.

     (f) Waiver of Jury. Landlord and Tenant each hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant relating to this Lease and/or Tenant's use or occupancy of the Leased Premises.

      (g) Waiver of Venue. Tenant hereby waives any objection to the venue of any action filed by Landlord against Tenant in any state or federal court of the jurisdiction in which the Building is located, and Tenant further waives any right, claim or power, under the doctrine of forum non conveniens or otherwise, to transfer any such action filed by Landlord to any other court.

      (h) Tenant Entity. If Tenant is a corporation, it shall, concurrently with the signing of this Lease, furnish to Landlord certified copies of the resolutions of its Board of Directors (or of the executive committee of its Board of Directors) authorizing Tenant to enter into this Lease; and it shall, if applicable, furnish to Landlord certified copies of the resolutions of the Board of Directors (or of the executive committee of such Board of Directors) of any corporate guarantor, authorizing such corporation to guarantee the obligations of Tenant under this Lease; and it shall furnish to Landlord evidence (reasonably satisfactory to Landlord and its counsel) that Tenant is a duly organized corporation under the laws of the state of its incorporation, is qualified to do business in the jurisdiction in which the Building is located, is in good standing under the laws of the state of its incorporation and has the power and authority to enter into this Lease, and that all corporate action requisite to authorize Tenant to enter into this Lease has been duly taken. If Tenant is a partnership, the person executing this Lease on behalf of such partnership hereby represents and warrants on behalf of such person and the partners of Tenant that such person is authorized by Tenant to enter into this Lease.

    (i) Time of Essence. Time is of the essence in the performance of all of Landlord's and Tenant's obligations under this Lease.

    (j) Words and Phrases. Wherever appropriate herein, the singular includes the plural and the plural includes the singular and neuter gender references shall refer to the gender of the particular party.

    (k) Limit on Landlord's Liability. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Building (or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, and Tenant agrees that the liability of Landlord and the other parties referenced in Section 6(d) hereof arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Leased Premises, and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Tenant's attorneys. No partnership relation shall be deemed created hereunder between Landlord and Tenant. The foregoing provisions of this subsection shall run to the benefit of Landlord, its successors, assigns, mortgagees and ground lessors.

    (l) Counterparts. This Lease maybe executed in several counterparts, but all such counterparts shall constitute one and the same instrument.

    (m) Exhibits and Addendum. Exhibits A (Floor Plan of Leased Premises), B (Workletter), C (Rules and Regulations), D (Lease Bond) and Addendum, if any, attached hereto, are hereby incorporated herein.


  IN WITNESS WHEREOF, Landlord and Tenant has caused this Lease, including the attached Addendum, if any, to be signed and attested in its corporate name by its proper corporate officers and its corporate seal to be affixed as of the day and year first above written or in its partnership name, as the case may be.


                                     LANDLORD:

WITNESS:                             TYSONS II DEVELOPMENT CO. LIMITED
                                     PARTNERSHIP

/s/ Robert Fowler            By:/s/ Theodore N. Lerner
-----------------               ----------------------

                                        Theodore N. Lerner
                                        General Partner

                                TENANT:

ATTEST:                         CONDOR TECHNOLOGY GROUP, INC.

-----------------------         By:/s/ Edward J. Doyle
                                   -------------------

                                Name: Edward J. Doyle
                                      ----------------

                                Title: Executive V.P.
                                      ----------------

                                Date: 6/30/97
                                      ----------------

                                  Lease Guaranty
-------------------------------------------------------------------------------


FOR VALUE RECEIVED. and in consideration for, and as an inducement to, Landlord's entering into the foregoing lease, including attached Exhibits and Addendum, if any, or even date herewith, Tysons II Development Co. Limited Partnership, a Virginia limited partnership (the "Landlord") and Condor Technology Group, Inc. (the "Tenant"), covering certain premises in 1650 Tysons Boulevard, McLean, Virginia (the "Lease"), the undersigned does hereby on behalf of itself, its successors, assigns, heirs, administrators, and personal representatives, as the case may be, covenant and agree with landlord, its legal representatives, successors and assigns as follows:

    (a) that the undersigned will unconditionally guarantee to the Landlord the prompt and punctual payment of all Rent and other amounts that may be or become due to Landlord from time to time under the Lease and will perform all of the covenants in the Lease to be performed by Tenant thereunder and, in addition, will pay all damages that may arise in consequence of an Event of Default under the Lease and all reasonable attorney's fees and other reasonable costs that may be incurred by Landlord in enforcing Tenant's covenants and agreements set forth in the Lease, or in enforcing the covenants and agreements of the undersigned herein, all with required notice from Landlord of any such Event of Default (however, notwithstanding the foregoing, the aforesaid guarantee shall be limited in monetary amount as set forth below in paragraph (j) of this Lease Guaranty, however, in the Event of Default, Landlord may claim and collect only the amount then in default from the undersigned guarantor);

     (b) that, at the option of Landlord, the undersigned may be joined in any action or proceedings commenced by landlord against Tenant in connection with or based upon the Lease or any provision thereof, and that recovery may be had against the undersigned in any such action of proceeding, or in any independent action or proceeding against the undersigned, without any requirement that Landlord or its respective successors or assigned first assert, prosecute or exhaust any remedy or claim against Tenant, its successors or assigns all to the effect that the liability of the undersigned hereunder shall be deemed primary;

     (c) that, in the event of any bankruptcy reorganization, winding-up, or similar proceeding with respect to tenant, no limitation on Tenant's liability under the Lease which may now or hereafter be imposed by any federal, state or other statute, law or regulation applicable to such proceedings shall in any way limit the undersigned's obligation hereunder, which obligation is coextensive with Tenant's liability as set forth in the Lease, without regard to any such statutory limitation;

     (d) that this Lease guaranty shall be absolute, present and unconditional and shall remain in full force and effect and extend to any renewal, extension, indulgence, modification or amendment of the Lease, and as to assignment, subletting or other transfer of Tenant's interest under the Lease, whether or not the undersigned shall have had notice thereof;

     (e) that the validity of the Lease Guaranty and the obligations of the undersigned hereunder shall in no way be terminated, limited, diminished, affected or impaired by reason of any action which Landlord might take or be forced to take against Tenant, or by reason of any waiver of or failure to enforce of the rights or remedies reserved to Landlord in the Lease or otherwise;

    (f) that the obligations of the undersigned, if more than one party, shall be joint and several and shall be fully valid and binding as against each signatory hereto individually whether or not any other party or parties hereto have executed this Lease Guaranty (but, in total monetary amount, shall not exceed the amount referenced below);

    (g) that the interest of Landlord under this Lease Guaranty may be assigned by it, by way of security or otherwise, with or without notice to the undersigned; and

    (h) that the Lease provisions regarding jury waiver, venue and applicable law shall apply to this Lease Guaranty.

    (i) The use of the singular herein shall include the plural. Each term used in this Lease Guaranty, unless otherwise defined herein, shall have the same meaning as when used in the Lease. This Lease Guaranty shall be governed by and construed in accordance with the laws of the State of Virginia.

    (j) Notwithstanding anything herein to the contrary, Guarantor's liability as a result of Tenant's default under the Lease shall not exceed the total amount of $251,626.50, subject only to the following. However, upon Tenant's failure to replace any expiring or unrenewed Lease Bond, as required by Section 1(a)(8)(B) of the attached Lease, the amount of such Lease Bond not so replaced or renewed (i.e., an additional $251,626.50) shall be added to the aforesaid limitation on liability, at least until such required Lease Bond is replaced or renewed. Further, notwithstanding the foregoing, this Lease Guaranty shall no longer required by Landlord if, anytime after October 1, 1997, Tenant provides Landlord with audited financial statements, prepared by certified public accountants, confirming that the tangible net worth of Tenant exceeds $50 million. In the event of such certification, this Lease Guaranty shall automatically, without further action by the parties, become null and void and no further force or effect. And, in such event, upon written request from guarantor, Landlord shall provide written verification of such release from this Lease Guaranty. Finally, notwithstanding anything herein to the contrary, the undersigned guarantor shall be entitled to written notice of Event of Default notices sent to Tenant.

IN WITNESS WHEREOF, the undersigned has caused this Lease Guaranty to be executed as of even date with the Lease.

Witness:

/s/ Valerie D. Couser                   /s/ Charles F. Smith
-------------------------------         ------------------------------
                                        Charles F. Smith
                                        1338 Ballantree Lane
                                        McLean, Virginia 22107

                                 EXHIBIT B
                            T Y S O N S   I I
                                WORKLETTER

    1.   Building Standard Items.  N/A.

    2.   Completion of Leased Premises; Term.

    (a)  Layout.   Tenant agrees to furnish Landlord with its initial space
plans, which space plans are subject to approval by Landlord, within fifteen
(15) days after the date of its execution of this Lease.

    (b) Plans. Tenant shall prepare all space plans and all final architectural and engineering plans, contracting directly with D.B.I. Architects (or other architect approved by Landlord), completing the construction drawings for the Leased Premises within forty five (45) days of its execution of this
Lease.   All such final plans must be approved in writing by Landlord.
Furthermore, any and all changes of the plans shall require Landlord's approval and shall be at the sole cost of Tenant. Landlord shall provide its approval and/or comments, as the case may be, within five (5) business days of submission of any such plans (any delay in Landlord's approval and/or comments, as aforesaid, shall result in a corresponding delay in the applicable Rent Commencement Date or the Lease Commencement Date).

    (c) Construction. Landlord shall provide an allowance for completion of all planning services, permits and construction of the approved plans for the Leased Premises of ten dollars ($10.00) per rentable square foot of the Leased Premises (i.e., $88,290.00) (the "Landlord Allowance"). Tenant shall contract directly with D.B.I. Architects (or other architect approved by Landlord) for all planning services. Tenant shall perform its own construction of the Leased Premises, subject to Landlord's prior written approval of all contractors and subcontractors (Rand Construction, Dietze Construction, HITT, Leapley, and Fox-Seko Construction are deemed approved general contractors by Landlord). No construction management fee shall apply. All of Landlord's standard construction rules and regulations and contractor insurance requirements shall apply and must be met. The Landlord Allowance shall be payable to Tenant within thirty (30) days of submission of invoicing for completed work. All costs in excess of Landlord Allowance shall be Tenant's sole responsibility.

    (d) Dates. For purposes hereof, the date the Leased Premises is "substantially complete" shall be deemed to refer to the date which the required work was or will be substantially completed as certified by Landlord's architect which certification shall be made with due regard for the delays set forth below in subsection (e). For this purpose, too, the date that the Leased Premises "would have been substantially completed if not for delays occasioned by the Tenant's failures to act promptly" shall be certified to by Landlord's contractor which certification shall be made with due regard for all of the obligations imposed upon the parties pursuant to above subsections (a) and (b). The assumption of possession of the Leased Premises by Tenant shall constitute an acknowledgement by Tenant that the Leased Premises are in good condition and the work done by Landlord therein is satisfactory and accepted in their then "as is" condition. Within 30 days after the Lease Commencement Date, Landlord and Tenant shall, at the request of either of them, execute a written instrument setting forth the Rent Commencement Date and the Lease Commencement Date and date of expiration of the Term.

    (e) Delay. Tenant acknowledges that any delays on its part in submitting requirements and reviewing and approving plans or prices and any change requests made by Tenant plans may affect the timely completion of the Leased Premises.
In the event that Tenant's partition and layout requirements or other requirements are not timely furnished as set forth above in subsection (a), and/or Tenant fails to timely complete the architectural and engineering plans as set forth above in subsection (b), and/or changes are required by Tenant in the final architectural and engineering plans, as set forth above in subsection
(b), and/or Tenant fails to timely pay for amount in excess of the total allowance or for non-standard items, and/or delivery of non-standard items is delayed without the fault of Landlord, any resulting delay in the completion of construction of the Leased Premises shall be at Tenant's sole cost and expense, and such delay shall in no way affect any Rent

Commencement Date or the Lease Commencement Date and Tenant's liability for the payment of Basic Rent and Additional Charges from those dates. Punchlist items shall likewise not affect any Rent Commencement Date or the Lease Commencement Date. If, however, Landlord is unable to deliver actual possession of the Leased Premises to Tenant by reason of the holding over or retention of possession by any tenant or occupant, the Lease Commencement Date shall be extended for such period of time as may be reasonably necessary to enable Landlord to evict such tenant or occupant and to deliver such possession of the Leased Premises to Tenant, and Landlord's failure to deliver possession shall not affect the validity of this Lease or Tenant's obligations hereunder. Landlord shall use its best efforts to remove any holdover tenant of any portion of the Leased Premises, including efforts to seek possession judicially.

    3. Signs. Tenant shall not inscribe, paint, affix, or otherwise display any sign, advertisement or notice on any part of the outside or inside of the Building. Landlord shall provide at no cost to Tenant a standard suite identification sign to be affixed by Landlord at the exterior entrance to the Leased Premises in the standard size, color and style selected by Landlord for the Building. Landlord shall also prepare and install at no cost to Tenant a reasonable quantity of standard name plates as designated by Tenant on written notice to Landlord for the lobby directory of the Building, but not more than
one (1) plate per 3,000 square feet of the Leased Premises.     If any other
signs advertisements or notices are painted, affixed, or otherwise displayed without the prior approval of Landlord, Landlord shall have the right to remove the same, and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal.

    4. Alterations. Tenant will not make or permit anyone to make any alterations, additions or improvements, structural or otherwise in or to the Leased Premises or the Building, without first obtaining the written consent of Landlord which consent may be granted or withheld in Landlord's sole and absolute discretion (other than minor cosmetic changes which do not exceed $15,000 in cost on each such occasion which Tenant may install without Landlord's consent following written notice to Landlord). In the event Landlord consents to any such alterations, etc., if required as aforesaid, the same shall be performed in accordance with plans and specifications approved in writing by Landlord, which approval shall not be deemed to assure compliance with code or other Requirements. In the event Landlord grants such consent and permits Tenant to contract out such work, such alterations shall be performed by adequately insured contractors approved by Landlord and in a good and workmanlike manner in accordance with all applicable Requirements. Landlord may inspect such work, in progress. In any event, Tenant shall indemnify and hold harmless Landlord from and against any and all costs, expenses, claims, liens and damages to person or property resulting from the making of any such alterations, decorations, additions or improvements in or to the Leased Premises or the Building requested by Tenant. Tenant shall not permit a mechanic's lien or liens to be placed upon the Leased Premises or the Building as a result of any alterations or improvements made by it and agrees, if any such lien be filed on account of the acts of Tenant, promptly to pay the same. In the event Tenant fails to pay any such lien, it may be paid by Landlord without releasing Tenant and the cost charged to Tenant as additional rent under this Lease. If any such alterations, decorations, additions or improvements are made without the prior written consent of Landlord, Landlord may correct or remove the same and Tenant shall be liable for any and all costs and expenses incurred by Landlord in such removal.

                                  EXHIBIT C

                                  TYSONS II

                             RULES AND REGULATIONS

    The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and are incorporated into and made part of the attached Lease (hereinafter, the "Lease"). Adherence to these rules and regulations insures that each and every tenant will enjoy a safe and un-annoyed occupancy in the Building.

    Landlord shall have the continuing right to amend or eliminate any of these rules and regulations, and also to adopt additional rules and regulations of like force and effect. Any such change shall be effective at the earlier of actual notice or five (5) days after delivery of written notice thereof to the Leased Premises by Landlord.

    Landlord may, upon request by any tenant, for good cause, waive the compliance by such tenant of any of the following rules and regulations, provided that (a) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (b) any such waiver shall not relieve the tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (c) no waiver of a rule or regulation granted to any tenant shall relieve any other tenant from the obligation of complying with the rule or regulation unless such other tenant has received a similar waiver in writing from Landlord.

    1. The sidewalks, entrances, passages, and the parking, loading, and service areas, Common Areas, or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the tenant's premises. Landlord shall have the exclusive right to control and operate the Common Areas, and the facilities furnished for the common use of the tenants of the Building, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the Common Areas. Landlord shall in any cases retain the right to control or prevent access by any person whose presence, in Landlord's judgment, would be prejudicial or harmful to the safety, peace, character or reputation of the Building or of any tenant of the Building.

    2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's premises, without the prior written consent of Landlord, except the blinds specified as building standard in Exhibit B of the Lease. If Landlord has installed or hereafter installs any shade, blind or curtain in any premises, no tenant shall remove it without first obtaining Landlord's written consent thereto. Approved blinds must be kept in the down position at all times but may be pivoted open or closed as chosen by each tenant. Any other awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

    3. No sign, advertisement, notice or other lettering shall be exhibited, installed, inscribed, painted or affixed by any tenant on any part of the outside or inside of the tenant's premises or any window thereof, or any part of the Building, including the rear entrance and loading areas, without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. All signs, including interior signs on the doors and directory tablet shall be designed and installed by Landlord, and shall only identify each tenant and be of a size, color and style acceptable to Landlord. Approved vending machines must be placed so as to not be visible from outside of the Building.

    4. No fixtures, plumbing, electrical equipment, show cases or other items not shown on approved plans shall be installed or affixed to any part of any tenant premises or the exterior of the Building, nor placed in the Common Areas, without the prior written consent of Landlord.

    5. The toilet rooms, water and wash closets, and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose employees, agents, visitors or licensees, shall have caused the same.

    6. There shall be no marking, painting, drilling into or other form of defacing or damage of any part of a tenant's premises or the Building. No boring, cutting or stringing of wires shall be done without the consent of Landlord. If any tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within its premises, Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the premises, (b) to require the changing of wiring connections or layout at such tenant's expense, to the extent that Landlord may deem necessary,
(c) to require compliance with such reasonable rules as Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building. Each wire installed by any tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of such tenant or other concern, if any, operating or using it. No tenant shall construct, maintain, use or operate within its premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system.

    7. No tenant shall make, or permit to be made, any disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, tape recorder, whistling, singing, or any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

    8. No bicycles, vehicles or animals, birds or pets of any kinds shall be brought into or kept in or about a tenant's premises. Except in the kitchen and/or lounge facility shown on approved plans, no cooking shall be done or permitted by any tenant on its premises and no tenant may install and/or operate any additional lounge or coffee room or stove, sink and refrigerator, or the like. No tenant shall cause or permit any unusual or objectionable odors to originate from its premises. All approved kitchen facilities must be adequately exhausted by Tenant.

    9. No space in or about the Building shall be used for the sale of merchandise, goods or property of any kind or for sleeping purposes.

    10. No flammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon any tenant's premises, unless approved by the appropriate local government authority. In any event, each tenant shall hold harmless Landlord from any damage caused by the same.

    11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress and egress. Each tenant shall, upon the termination of its tenancy, return to Landlord all keys used in connection with its premises, including any keys to the premises, to rooms and offices within the premises, to storage rooms and closets, to cabinets and other built-in furniture, and to toilet rooms, whether or not such keys were furnished by Landlord or procured by tenant, and in the event of the loss of any such keys, such tenant shall pay to Landlord the cost of replacing the locks. On termination of a tenant's lease, the tenant shall disclose to Landlord the combination of all locks for safes, safe cabinets, and vault doors, if any, remaining in the premises.

    12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place in such manner and during such hours as Landlord may require. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or the Lease.

    13. Any person employed by any tenant to do janitorial work within the tenant's premises must obtain Landlord's consent prior to commencing such work, and such person shall, while in the Building and outside of said premises, comply with all instructions issued by the superintendent of the Building and must be properly identified.

    14. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other like merchandise or service from any company or person whose repeated violations of Building regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

    15. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a place for offices, and upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising.

    16. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or its agents. Landlord may, at its option, require all persons admitted to or leaving the Building to register. Each tenant shall be responsible for all persons for whom it authorizes entry into the Building, and shall be liable to Landlord for all acts of such persons. Landlord shall also have the right to install an electronic access control system for the Building requiring the use of pass cards, identifications cards, passwords, confidential codes or the like as a prerequisite to admission of any person into the Building, and tenant agrees to faithfully abide by the rules of any such system. If cards or the like are used in any such system, each tenant shall be issued
3.3 cards per 1,000 rentable square feet of the Leased Premises without charge, but each additional or replacement card requested shall be issued only upon payment of a standard service fee per card.

    17. Each tenant, before closing and leaving its premises at any time, even though the Lease may be net of utilities, should use its best efforts to see that all lights, electrical appliances and mechanical equipment are turned off.

    18. The requirements of tenants will be attended to only upon application at the management office for the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management of the Building.

    19. Canvassing, soliciting and peddling in the public Building is prohibited and each tenant shall cooperate to prevent the same, including notifying Landlord when and if such activity occurs.

    20. There shall not be used in any space, or in any public halls of the Building, either by a tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

    21. Access plates to under-floor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates.

    22. Mats, trash or other objects shall not be placed in the public corridors.

    23. Drapes which are visible from the exterior of the Building must be cleaned by each tenant at least once a year, without notice, at such tenant's own expense.

    24. All office equipment of any electrical of mechanical nature shall be placed by any tenant in its premises in approved settings to absorb or prevent any vibration, noise or annoyance.

    25. Tenant shall not permit or cause to be used in any premises any device or instrument such as a sound reproduction system, or excessively bright, changing, flashing, flickering, moving lights or lighting devices or any similar devices, the effect of which shall be audible or visible beyond the confines of the demised premises, nor shall tenant permit any act or thing upon the demised premises distributing to normal sensibilities of other tenants.

    26. All moving of safes, freight, furniture or bulky matter of any description, to or from any premises shall only take place during the hours designated by the Landlord. Hand trucks may be used only if they are equipped with rubber tires and side guards, and only in designated delivery areas. Damages caused thereby shall be borne by Tenant.

    27. Tenant shall not use the premises as headquarters for large scale employment of workers for other locations.

    28. The premises shall never at any time be used for any immoral or illegal purposes.

    29. Landlord shall have the right, from time to time, to designate specific parking spaces in the parking areas for the Building as being reserved for specific tenants or for members of the general public, or designated for trucks only, and each tenant agrees to honor such reservations and to permit parking for officers and employees only in those parking spaces available for such purposes. Violators can be towed at their own expense. Landlord shall have the further right, during holiday seasons or at other times when parking spaces may be in short supply, to temporarily change or restrict established parking areas in order to provide additional public parking, and tenant agrees to honor such temporary changes and restrictions. Trucks of any tenant's vendors are not to be left at the Building. Landlord makes no warranty as to the availability of parking spaces for any tenant unless specific spaces have been reserved as set forth above.

    30. Any utilities meters approved by Landlord shall be placed in the name of such tenant immediately upon occupancy and, at that time, each tenant shall provide verification of the meters being in its name to Landlord.

    31. Landlord does not maintain suite finishes which are non-standard such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs arise, Landlord will arrange for the work to be done at tenant's expense.

    32. Nothing in these rules and regulations shall give any tenant any right or claim against Landlord or any other person if Landlord does not enforce any of them against any other tenant or person (whether or not Landlord has the right to enforce them against such tenant or person), and no such non-enforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to such tenant or any other tenant person thereafter.

    33. Each tenant and its employees, agents and invitees, shall observe and comply with the driving and parking signs and markers on the premises surrounding the Building. And, Landlord shall have the right to rescind, suspend or modify the rules and regulations and to promulgate such other rules or regulations as, in Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building, or for the preservation of good order therein. Upon any tenant's having been given notice of the taking of any such action, the rules and regulations, as so rescinded, suspended, modified or promulgated, shall have the same force and effect as if in effect at the time at which such tenant's Lease was entered into (except that nothing in these rules and regulations shall be deemed in any way to alter or impair any provision of such Lease).

                         FIRST AMENDMENT TO LEASE

    This FIRST AMENDMENT TO LEASE (hereinafter, this "Amendment") dated as of
the           day of                , 1997, is by and between TYSONS II
DEVELOPMENT CO. LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter, "Landlord") and CONDOR TECHNOLOGY GROUP, INC., a Delaware corporation (hereinafter, "Tenant").

                            W I T N E S S E T H :

    WHEREAS, Landlord and Tenant did previously enter into that certain Lease August 1, 1997 (hereinafter, the "Lease") relating to the demise of 8,829 square feet of office space on the sixth (6th) floor in the building known as 1650 Tysons Boulevard, McLean, Virginia (hereinafter, the "Leased Premises");

    WHEREAS, Tenant desires to adjust the rentable area of the Leased Premises and otherwise amend the Lease;

    WHEREAS, Landlord is agreeable to amending the Lease, subject to the following:

    NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:


    1.  a.   LEASED PREMISES:    Modifying the provisions of Section 1(a)(4)(A)
and 1(a)(6) of the Lease, from and after full execution hereof, the Leased Premises shall be modified to consist of the 4,121 rentable square feet shown on Exhibit A attached hereto. Accordingly, the area of the Leased Premises shall be reduced from 8,829 to 4,121 rentable square feet, all references hereinafter and in the Lease to the "Leased Premises" shall refer to the 4,121 rentable square feet as shown in attached Exhibit A, Tenant's "Proportionate Share" under Section 1(a)(6) of the Lease shall be modified accordingly, and all affected terms of the Lease shall be adjusted to reflect the newly defined rentable area of the Leased Premises, except the Advance Deposit and the Security Deposit shall remain unmodified.

        b.   BASIC RENT:     Modifying the provisions of Section 1(a)(2)(A)
of the Lease, the annual Basic Rent scheduled set forth therein shall be modified to reflect the square footage of the Leased Premises, as newly defined, as follows:



Year 1   $28.50 psf:   $117,448.50 per year           Year 6   $33.04 psf:   $136,157.84 per year

Year 2   $29.36 psf:   $120,992.56 per year           Year 7   $34.03 psf:   $140,237.63 per year

Year 3   $30.24 psf:   $124,619.04 per year           Year 8   $35.05 psf:   $144,441.05 per year

Year 4   $31.14 psf:   $128,327.94 per year           Year 9   $36.10 psf:   $148,768.10 per year

Year 5   $32.08 psf:   $132,201.68 per year           Year 10   $37.19 psf:  $153,259.99 per year


    c. ALLOWANCE: Modifying the provisions of Section 2 of Exhibit B of the Lease, to reflect the rentable area of the Leased Premises, as modified hereby, the "Landlord Allowance" set forth therein shall be adjusted from $88,290.00 to $41,210.00.

    2.   ASSIGNMENT:    Modifying the provisions of Section 9 of the Lease, so
long as the voting stock of Tenant is listed on a "National Securities Exchange", as defined in the Securities Exchange Act of 1934, or on the Nasdaq National Market, no transfer of any of Tenant's issued and outstanding capital stock nor any issuance of additional capital stock shall be deemed an assignment under Section 9 of the Lease.

    3. LEASE COMMENCEMENT DATE: Notwithstanding the provisions of Section 1(a)5(A) of the Lease, the Lease Commencement date shall be October 15, 1997.

    4. SUCCESSORS AND ASSIGNS: The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

    5.  CONFIRMATION OF LEASE:   Except as herein otherwise modified or
amended, all of the terms, covenants and conditions of the Lease are hereby ratified and confirmed, and shall be and remain in full force and effect until the Lease expires. Words and phrases not otherwise defined herein shall have the meaning ascribed to them in the Lease.

    WITNESS, the following signatures and seals are as of the day and year first above written.

                                LANDLORD:


WITNESS:                        TYSONS II DEVELOPMENT CO. LIMITED PARTNERSHIP

__________________________       By:______________________________________
                                     Theodore N. Lerner
                                     General Partner


                                   TENANT:
ATTEST:                            CONDOR TECHNOLOGY GROUP, INC.
                                   By:_____________________________
                                   Name:___________________________
                                   Title:__________________________
_______________________            Date:___________________________